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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-82510
                                                                       811-3692


                       SUPPLEMENT DATED NOVEMBER 5, 2001
                              TO THE PROSPECTUS OF
                    MORGAN STANLEY VARIABLE INVESTMENT SERIES
                        CLASS X SHARES AND CLASS Y SHARES
                                DATED MAY 1, 2001

         The information contained in the Prospectus with respect to the Quality Income Plus Portfolio under the section titled "Principal Investment Strategies" is hereby amended as follows:

         The first paragraph is hereby replaced in its entirety as follows:

         The Portfolio will normally invest at least 65% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities,
         (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.

         The seventh paragraph is hereby replaced in its entirety as follows:

         OTHER INVESTMENTS. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.